EXHIBIT 99.4

          QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

MARKET RISK

     The Company is exposed to various market risks, including changes in foreign currency exchange rates and interest rates. Market risk is the potential loss arising from adverse changes in market rates and prices, such as foreign currency exchange and interest rates. The Company does not enter into derivative financial instruments for trading or speculative purposes. The Company has entered into derivative financial instruments to hedge exposure to movements in the British pound/U.S. dollar exchange rate. The counterparties are major financial institutions.

FOREIGN EXCHANGE CONTRACTS

     To the extent that the Company obtains financing in U.S. dollars and incurs construction and operating costs in various other currencies, it will encounter currency exchange rate risks. At December 31, 2000, the Company had approximately $178.8 million in cash equivalents denominated in foreign currencies to reduce this risk. In addition, the Company's pounds sterling and Euro denominated notes also reduce this risk. Furthermore, the Company's revenues are generated in foreign currencies while its interest and principal obligations with respect to most of the Company's existing indebtedness are payable in U.S. dollars. In October 2000, the Company entered into cross currency swaps to hedge exposure to movements in the British pound to U.S. dollar exchange rate. The notional amount of the cross currency swaps was L135.0 million at December 31, 2000.

INTEREST RATES

     The fair market value of long-term fixed interest rate debt and the amount of future interest payments on floating interest rate debt are subject to interest rate risk. Generally, the fair market value of fixed interest rate debt will increase as interest rates fall and decrease as interest rates rise.

     The following table provides information about the Company's long-term fixed and floating interest rate debt and derivative financial instruments that are sensitive to changes in interest rates and foreign currency exchange rates.

                                                        YEAR ENDING   YEAR ENDING   YEAR ENDING   YEAR ENDING   YEAR ENDING
                                                         12/31/01      12/31/02      12/31/03      12/31/04      12/31/05
                                                        -----------   -----------   -----------   -----------   -----------
                                                                                   (IN MILLIONS)
Long-term Debt Including Current Portion
U.S. dollars
  Fixed Rate                                                    --            --            --         $285.1        $808.8
  Average Interest Rate                                                                                13.25%        12.09%
U.K. pound
  Fixed Rate                                                    --            --            --             --            --
  Average Interest Rate
  Average Forward Exchange Rate
Euro
  Fixed Rate                                                    --            --            --             --            --
  Average Interest Rate
  Average Forward Exchange Rate
U.K. pound
  Floating Rate                                               L4.8          L4.8          L4.8          L90.0      L2,187.2
  Average Interest Rate                                      LIBOR         LIBOR         LIBOR          LIBOR         LIBOR
                                                        plus 2.04%    plus 2.04%    plus 2.04%     plus 2.25%    plus 2.25%
  Average Forward Exchange Rate                             1.4988        1.4995        1.5001         1.5009        1.5014

Currency Swap Agreements Related to Long-term Debt
Receipt of U.S. Dollars
  Notional U.K. Pound Amount                                L135.0            --            --             --            --
  Average Contract Rate                                     1.4765

                                                                                FAIR VALUE
                                                        THEREAFTER    TOTAL      12/31/00
                                                        ----------   --------   ----------
                                                                  (IN MILLIONS)
Long-term Debt Including Current Portion
U.S. dollars
  Fixed Rate                                             $5,972.1    $7,066.0    $5,505.1
  Average Interest Rate                                    10.54%
U.K. pound
  Fixed Rate                                               L890.0      L890.0      L516.7
  Average Interest Rate                                    10.09%
  Average Forward Exchange Rate                            1.5097
Euro
  Fixed Rate                                               E810.0      E810.0      E614.4
  Average Interest Rate                                    10.10%
  Average Forward Exchange Rate                             .9717
U.K. pound
  Floating Rate                                                --    L2,291.6    L2,291.6
  Average Interest Rate
  Average Forward Exchange Rate
Currency Swap Agreements Related to Long-term Debt
Receipt of U.S. Dollars
  Notional U.K. Pound Amount                                   --      L135.0       L(1.5)
  Average Contract Rate

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